SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 10, 2004

                            STRUCTURED PRODUCTS CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)

Delaware                           001-32093            13-3692801
--------                           ---------            ----------
(State or other jurisdiction of    (Commission File     (IRS Employer
incorporation or organization)     Number)              Identification Number)

388 Greenwich Street, New York, New York                                   10013
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number including area code (212) 816-7496


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Item 1.   Changes in Control of Registrant.
-------   ---------------------------------
          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
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          Structured  Products  Corp.,  the  registrant   hereunder,   acted  as
          depositor of the CorTS Trust For WorldCom Notes (the "Trust"). The assets of the Trust were certain 6.95% Notes due August 15, 2028 (the "WorldCom Notes") issued by WorldCom, Inc. (the "Debtor"). Pursuant to the trust agreement governing the Trust, the Trust issued certain trust certificates (the "Certificates").

          On October 31, 2003, the United States Bankruptcy Court for the Southern District of New York having jurisdiction over the chapter 11 cases of WorldCom, Inc. and its direct and indirect domestic subsidiaries (collectively, the "Debtors") entered an order confirming the Debtor's Modified Second Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated October 21, 2003 (the "Plan").

          The Bank of New York, as trustee for the WorldCom Notes (the "WorldCom Notes Trustee"), has directed U.S. Bank Trust, National Association, trustee of the Trust (the "CorTS Trustee"), to surrender the WorldCom Notes held in the Trust because the WorldCom Notes had been exchanged for new notes and common stock of the reorganized Debtors pursuant to the Plan. The WorldCom Notes Trustee informed the CorTS Trustee that the new notes and common stock had been distributed to holders of the Certificates. On May 10, 2004 the CorTS Trustee surrendered the WorldCom Notes held in the Trust and the Certificates issued by the CorTS Trustee were cancelled. No property is held in the Trust.

Item 3.   Bankruptcy or Receivership.
-------   ---------------------------
          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
-------   ----------------------------------------------
          Not Applicable.

Item 5.   Other Events.
-------   -------------
          Not Applicable.

Item 6.   Resignations of Registrant's Directors.
-------   ---------------------------------------
          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------


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          (a) Not Applicable.

          (b) Not Applicable.

          (c) Not Applicable.







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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 10, 2004
                                               STRUCTURED PRODUCTS CORP.


                                               By:  /s/ Mark C. Graham
                                                 -------------------------------
                                                 Name:  Mark C. Graham
                                                 Title: Authorized Signatory





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